UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    On May 11, 2023, Nucor Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”).

(b)    At the Annual Meeting, the Company’s stockholders elected all eight of the Company’s nominees for director to serve until their terms expire at the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified. Each nominee for director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The Company’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2023. Additionally, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2022 and voted, on an advisory basis, to conduct future advisory votes on named executive compensation every year. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 24, 2023. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Norma B. Clayton	198,000,749	3,408,097	24,318,147
Patrick J. Dempsey	197,642,357	3,766,489	24,318,147
Christopher J. Kearney	185,370,257	16,038,589	24,318,147
Laurette T. Koellner	194,278,868	7,129,978	24,318,147
Michael W. Lamach	199,429,676	1,979,170	24,318,147
Joseph D. Rupp	197,957,726	3,451,120	24,318,147
Leon J. Topalian	189,888,407	11,520,439	24,318,147
Nadja Y. West	197,974,567	3,434,279	24,318,147

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
216,295,317	9,222,770	208,906	—

3.	Advisory vote to approve the Company’s named executive officer compensation in 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,683,670	15,395,826	1,329,350	24,318,147

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
193,302,432	517,082	7,214,500	374,832	24,318,147

(d)    Based on the voting results of the Annual Meeting, the Board has adopted a policy that the Company will include an advisory stockholder vote on named executive officer compensation in the Company’s proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 12, 2023	By:	/s/ Stephen D. Laxton
Stephen D. Laxton
Chief Financial Officer, Treasurer and Executive Vice President